1 Exhibit 99.1

Certain statements contained herein are "forward-looking statements" within the meaning of Section 27A of the Securities
Act of 1933 and Section 21E of the Securities Exchange Act of 1934. Such forward-looking statements may be identified by reference to a future period or periods, or by the use of forward-looking terminology, such as "may," "will," "believe,"
"expect," "estimate," "anticipate," "continue," or similar terms or variations on those terms, or the negative of those terms. Forward-looking statements are subject to numerous risks and uncertainties, including, but not limited to, those related to the economic environment, particularly in the market areas in which Provident Financial Services, Inc. (the
“Company”) operates, competitive products and pricing, fiscal and monetary policies of the U.S. Government, changes in government regulations affecting financial institutions, including regulatory fees and capital requirements, changes in prevailing interest rates, acquisitions and the integration of acquired businesses, credit risk management, asset-liability management, the financial and securities markets and the availability of and costs associated with sources of liquidity.
The Company cautions readers not to place undue reliance on any such forward-looking statements, which speak only as of the date made. The Company also advises readers that the factors listed above could affect the Company's financial performance and could cause the Company's actual results for future periods to differ materially from any opinions or statements expressed with respect to future periods in any current statements. The Company does not undertake and specifically declines any obligation to publicly release the result of any revisions which may be made to any forward-
looking statements to reflect events or circumstances after the date of such statements or to reflect the occurrence of anticipated or unanticipated events.
A detailed discussion of factors that could affect our results is included in our SEC filings, including the “Risk Factors”
section of our Annual Report on Form 10-K for the year ended December 31, 2011 and our Quarterly Report on Form 10-Q
filed November 9, 2012.

Forward Looking Statements

Superior Markets Consistent Performance Valuable Deposit Franchise Proven Asset Generator Capable Risk Manager Shareholder Focused 3 Why PFS?

New Jersey’s oldest state chartered bank
Over 75 branch offices
Wealth Management and Trust Administration Services
Well capitalized under current regulatory standards
Ten year history of quarterly cash dividends to stockholders
No TARP
No dilutive stock offerings
No bulk NPA sales or debt restructurings

Company Highlights

5 Total Return

6 Dividend History

To date, requests for relief limited to 13 loans
totaling $4.9 million
Effective disaster contingency plan minimized
customer disruption
“At risk” loans in designated flood zones in
Monmouth, Ocean, and Hudson counties represent
< 4%  of the total loan portfolio
Strong sponsors, prudent underwriting, federal
flood insurance, private coverage, and business
interruption insurance are expected to minimize
loss exposure
Costs related to storm damage totaled $624,000 in
Q4 2012
Superstorm Sandy

8 2012: A Record Setting Year 2012 Change vs. 2011 Total Assets $7.3 B $186 M 2.6% Loans $4.9 B $251 M 5.4% NIB $864 M $166 M 24.0% Deposits $5.4 B $272 M 5.3%

2012 Change vs. 2011 Net Int Inc $217 M $1 M 0.6% Non Int Inc $44 M $11 M 34.0% Net Revenue $261 M $12 M 5.0% 9 2012: A Record Setting Year

2012 Change vs. 2011 Net Income $67 M $10 M 5.3% EPS $1.18 $0.17 16.8% ROAA 0.94% 0.11% 13.3% ROAE 6.88% 0.79% 13.0% ROATE 10.88% 1.07% 10.9% 10 2012: A Record Setting Year

11 4 Q 2011 1 Q 2012 2 Q 2012 3 Q 2012 4 Q 2012 1.91% 1.89% 1.81% 1.65% 1.53% $135,351 $134,783 $129,141 $119,586 $111,463 NPAs NPAs/Assets Asset Quality 5 Quarter Trend

12 Asset Quality 5 Quarter Trend

Q4 2012 Q3 2012 Q4 2011 ALL/Loans 1.43% 1.46% 1.60% ALL/NPLs 71.07% 66.50% 60.67% ALL/Ann. NCOs 4.50 yrs 3.14 yrs 3.53 yrs 13 ALL Coverage

Asset Composition $6.8 B $7.3 B 64% 25% 11% 2009 67% 23% 10% 2012 Loans Investments Other A Longer View: Structural Gains 14

Loan Composition 15 A Longer View: Structural Gains Commercial $2.3B 53% Consumer $2.1B 47% 2009 Commercial $3.1B 62% Consumer $1.8B 38% 2012

Direct vs. Indirect Lending 16 A Longer View: Structural Gains 84.0% 11.0% 2.2% 1.8% 1.0% 2009 89.7% 8.4% 0.6% 0.8% 0.5% 2012 Direct Purchased Residential SNCs Indirect Marine Indirect Auto / Other

Total Loans: $4.9 Billion Average Loan Yield: 4.58% 17 Loan Portfolio – 12/31/12 1-4 Res. 26% CRE 27% Multi- family 15% Constr. 2% Consumer 12% C&I 18%

Two years average increase between 2010-2012
10.63%
Average
Increase
18.33%
Average
Increase
31.71%
Average
Increase
40.36%
Average
Increase
17.17%
Average
Increase
52.51%
Average
Increase
Loan Originations Trend

19 Commercial Real Estate – 12/31/12 Multi-Family 35% Retail 23% Office 14% Industrial 13% Mixed Used 5% Special Use Property 4% Hotel 3% Land 1% Residential 1% Other 1%

WAL  AFS: 3.6 yrs
HTM: 4.3 yrs
Combined: 3.8 yrs
Municipal
Bonds
22%
Corporate
Notes - Fixed
0%
Agency Notes -
Fixed
6%
Agency MBS -
Fixed
33%
Agency MBS -
ARMs
6%
Agency CMO -
Fixed
30%
Corporate
CMO - Fixed
3%
Investment Portfolio – 12/31/12

Funding / Earning Assets 21 A Longer View: Structural Gains 25% 16% 47% 8% 2009 Time Deposits Borrowings IB Core Deposits NIB Deposits 15% 12% 55% 13% 2012

Non-Interest Income/ Net Revenue:
2009 = $31.5M, 14.8% 2012 = $43.6M, 16.7%

A Longer View: Structural Gains
-2.3%
-0.8%
-0.5%
-0.1%
1.5%
2.0%
2.1%
Deposit fees
($3.2M)
Equity fund income
($1.7M)
BOLI
($0.1M)
Other
$2.0M
Loan fees
$4.0M
Securities gains
$5.1M
Wealth fees &
Annuity Sales
$6.1M

Capacity Utilization

*Excludes impact of $152.5 million of Goodwill
impairment in 2009.
A Longer View: Structural Gains
       2012
2009 Change
Revenue $260,950 $212,469
$48,481
Eff.
Eff.
Non-Interest Expense*
  Compensation & benefits 80,874 30.99% 68,735 32.35%
-1.36%
  Net occupancy expense 20,487 7.85% 20,170 9.49%
-1.64%
  Data processing expense 10,318 3.95% 9,325 4.39%
-0.43%
  FDIC Insurance 5,095 1.95% 11,778 5.54%
-3.59%
  Advertising & promo expense 4,139 1.59% 4,291 2.02%
-0.43%
  Amortization of intangibles 2,466 0.95% 5,111 2.41%
-1.46%
  Other operating expenses 25,449 9.75% 25,121 11.82%
-2.07%
148,828
57.03%
144,534
68.03%
-10.99%

*Excludes impact of $152.5 million of Goodwill impairment in 2009.
A Longer View: Structural Gains
  2012
2009
NIM   3.38%  3.06%
Loans/Deposits 90.4%  89.5%
Net Revenues $261M  $212M
Provision $16M  $30M
Net Income*
$67M  $31M

25 Capital Ratios – 12/31/12 Provident Consolidated Bank PFS TCE - 9.00% Tier 1 Leverage 7.80% 8.93% Tier 1 RBC 11.08% 12.68% Total RBC 12.33% 13.93%

26 Capital flexibility Recent additions to lending teams in Middle Market / Consumer / Healthcare / CRE Technology enhancements Sandy stimulus Accelerating economic recovery Opportunities

27